UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

August 31, 2021
Annual Report
to Shareholders
DWS ESG International Core Equity Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
21	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights
29	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
43	Information About Your Fund’s Expenses
44	Tax Information
45	Advisory Agreement Board Considerations and Fee Evaluation
50	Board Members and Officers
55	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS ESG International Core Equity Fund

Stocks may decline in value. Incorporation of ESG criteria in the Fund’s investment strategy does not guarantee a return or protect against a loss, limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The impact of the use of quantitative models and the analysis of specific metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. Quantitative models also entail the risk that the models themselves may be limited or incorrect. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
DWS ESG International Core Equity Fund	|	3

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation has come back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and, most recently, sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. Together with pent-up demand for many goods, especially in services, this is likely to increase inflationary pressure this year, before it then subsides as economic activity returns to a more typical level.
Whether central banks will be able to leave interest rates at their current low levels is another critical question for the markets this year. Again, our CIO Office believes that government bond yields are likely to rise only temporarily this year.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS ESG International Core Equity Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
DWS ESG International Core Equity Fund returned 27.86% during the 12-month period ended August 31, 2021, outperforming the 26.12% gain for its benchmark, the MSCI EAFE Index, as well as the 25.94% average return for the funds in Morningstar’s Foreign Large Blend category.
Management Process
In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the Fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The Fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the Fund’s benchmark index. Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, when a security no longer meets the Advisor’s sustainability criteria, or to maintain portfolio characteristics similar to the Fund’s benchmark. All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.
DWS ESG International Core Equity Fund	|	5

Prior to considering financial information, the security selection process evaluates an issuer based on Environmental, Social and Corporate Governance (ESG) criteria. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by DWS International GmbH, an affiliate of the Advisor, on the basis of data obtained from various ESG data providers. Primarily issuers with an ESG rating above a minimum threshold determined by the Advisor are considered for investment by the Fund. The proprietary ESG rating for each issuer is derived from multiple factors, including:
—	Level of involvement in controversial sectors and weapons;
—	Adherence to corporate governance principles (including, but not limited to: composition, effectiveness and independence of the board of directors; remuneration; and relations with shareholders, including shareholder voting rights);
—	ESG performance relative to a peer group of issuers; and
—	Efforts to meet the United Nations’ Sustainable Development Goals.

International equities delivered strong returns in the past 12 months. After moving sideways through September and October of 2020, stocks climbed sharply higher in November following the initial approval of a coronavirus vaccine. The rally continued to gain steam throughout 2021, as the gradual resumption of normal business conditions led to a sizable improvement in both economic growth and corporate profits. Monetary policy was also highly favorable for the markets. The U.S. Federal Reserve and other global central banks maintained ultra-low interest rates and aggressive quantitative easing policies, depressing bond yields and encouraging investors to take on more risk in search of higher return potential. The European markets led the way higher on a regional basis, while Asia — though producing a robust gain — lagged somewhat.
Fund Performance
Consistent with the Fund’s bottom-up approach, stock selection was the primary driver of results. The portfolio’s holdings outperformed the corresponding benchmark components by the widest margin in information technology. The semiconductor stock ASML Holding NV (Netherlands) was leading contributor in the sector on the strength of a broad-based upturn in the larger chip industry. Capgemini SE (France), which rallied behind favorable results and improving demand in its end markets, also made a meaningful contribution in technology.
6	|	DWS ESG International Core Equity Fund

Consumer staples was another source of outperformance. The largest contribution came from Diageo PLC (United Kingdom), which benefited from both rising alcohol sales during the pandemic and the rising demand from bars and restaurants brought about by the reopening of the world economy. The Fund’s position in Heineken NV* (Netherlands), another beneficiary of these trends, was also a notable contributor.
Communications services and health care were other areas in which our stock election process added value over the past 12 months. In the former, CyberAgent, Inc. — a diversified media and internet company based in Japan — delivered a strong gain and aided Fund performance. Our outperformance in health care stemmed from several holdings that outpaced the broader sector, including Merck KGaA (Germany), Novo Nordisk AS (Denmark), and Lonza AG (Switzerland).
“We seek to optimize the portfolio by emphasizing stocks with the most favorable combination of individual factors, rather than relying on a specific factor — such as value or growth — to drive performance.”
Selection in the consumer discretionary sector played a role in the Fund’s relative strength, as well. Moncler SpA (Italy) and LVMH Moet Hennessy Louis Vuitton SE (France), both of which benefited from accelerating demand for luxury-retail goods, delivered strong gains.
Financials proved to be the only sector in which the Fund’s holdings trailed by a meaningful margin. Deutsche Boerse AG (Germany) a financial-exchange operator, posted a negative return and was the largest detractor. The stock, which tends to be more defensive in nature, fell out of favor in the “risk-on”  market. Positions in Allianz SE (Germany) and Japan Post Bank Ltd., while producing positive absolute returns, lagged on a relative basis.
The French payment-services company Worldline SA was the largest detractor in the portfolio as a whole. Despite the reopening of the retail sector, the company missed earnings expectations for the first half of the year. Positions in SEB SA (France) and Chugai Pharmaceutical Co., Ltd. (Japan) also weighed on relative performance.
DWS ESG International Core Equity Fund	|	7

Outlook and Positioning
At the close of the period, the markets remained well supported by the powerful combination of robust economic growth and accommodative central bank policy. Still, several factors — including supply-chain disruptions, the prospect of higher inflation, the persistence of COVID-19, and the potential for renewed geopolitical risks — represented possible threats to the otherwise positive backdrop.
We think this environment helps illustrate the merits of maintaining discipline through all markets. We seek to optimize the portfolio by emphasizing stocks with what we believe to be the most favorable combination of individual factors, rather than relying on a specific factor — such as value or growth — to drive performance. We believe the merits of this strategy may become increasingly evident as investors struggle to assess the outlook for growth and corporate earnings as the economic recovery evolves.
*	Not held at August 31, 2021.
Portfolio Management Team
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—
Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.
—
Head of Core Equity and Head of Systematic and Quantitative Management: Americas.
—
Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.
Arno V. Puskar, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—
Joined DWS in 1987.
—
Portfolio Manager for US Equities and Quantitative Analyst: New York.
—
BS in Industrial Engineering from Lehigh University; MBA from Pepperdine University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged equity index which captures large and mid capitalization representation across 21 developed markets countries around the world, excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.
8	|	DWS ESG International Core Equity Fund

The Morningstar Foreign Large Blend Funds category consists of funds that typically invest in a variety of large international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France and Germany, and tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.
DWS ESG International Core Equity Fund	|	9

Performance Summary	August 31, 2021 (Unaudited)
Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/21
Unadjusted for Sales Charge	27.86%	10.13%	6.70%
Adjusted for the Maximum Sales Charge (max 5.75% load)	20.51%	8.84%	5.77%
MSCI EAFE Index†	26.12%	9.72%	6.71%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/21
Unadjusted for Sales Charge	26.93%	9.31%	5.91%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	26.93%	9.31%	5.91%
MSCI EAFE Index†	26.12%	9.72%	6.71%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/21
No Sales Charges	28.10%	10.36%	6.89%
MSCI EAFE Index†	26.12%	9.72%	6.71%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/21
No Sales Charges	28.16%	10.43%	6.98%
MSCI EAFE Index†	26.12%	9.72%	6.71%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2020 are 2.47%, 3.19%, 2.23%, and 2.16% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
10	|	DWS ESG International Core Equity Fund

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Prior to October 1, 2019, the Fund had a sub-advisor and a different management team that operated with a different investment strategy. Performance may have been different if the Fund’s current investment strategy had been in effect.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	The Fund commenced operations on November 11, 2014.
†	The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index is an unmanaged equity index which captures large and mid-capitalization representation across 21 developed markets countries around the world, excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

DWS ESG International Core Equity Fund	|	11

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/21	$14.53	$14.22	$14.59	$14.63
8/31/20	$11.50	$11.26	$11.55	$11.59
Distribution Information as of 8/31/21
Income Dividends, Twelve Months	$ .15	$ .05	$ .18	$ .19
12	|	DWS ESG International Core Equity Fund

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/21	8/31/20
Common Stocks	98%	98%
Preferred Stocks	1%	1%
Cash Equivalents	0%	1%
Exchange-Traded Funds	1%	—
Rights	—	0%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Funds, Securities Lending Collateral and Cash Equivalents)	8/31/21	8/31/20
Financials	17%	16%
Industrials	17%	15%
Health Care	13%	14%
Consumer Discretionary	12%	11%
Consumer Staples	10%	12%
Information Technology	9%	8%
Materials	8%	7%
Communication Services	5%	6%
Utilities	3%	4%
Energy	3%	4%
Real Estate	3%	3%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	8/31/21	8/31/20
Japan	22%	22%
France	13%	13%
United Kingdom	11%	12%
Switzerland	10%	12%
Germany	9%	10%
Netherlands	9%	8%
Australia	5%	1%
Spain	4%	4%
Sweden	3%	5%
Denmark	3%	3%
Ireland	2%	2%
Norway	2%	1%
Italy	2%	2%
Finland	2%	2%
Other	3%	3%
	100%	100%

DWS ESG International Core Equity Fund	|	13

Ten Largest Equity Holdings at August 31, 2021 (26.0% of Net Assets)	Country	Percent
1 ASML Holding NV	Netherlands	4.0%
Developer of semiconductor manufacturing equipment
2 Nestle SA	Switzerland	3.9%
Multinational company that markets a wide range of food products
3 Novo Nordisk AS	Denmark	2.9%
Developer of pharmaceutical products
4 Diageo PLC	United Kingdom	2.4%
Produces, distills and markets alcoholic beverages
5 LVMH Moet Hennessy Louis Vuitton SE	France	2.3%
Diversified luxury goods group
6 Sika AG	Switzerland	2.1%
Manufacturer of construction materials and offers related services
7 Prudential PLC	United Kingdom	2.1%
Provider of a broad range of financial services
8 Chugai Pharmaceutical Co., Ltd.	Japan	2.1%
Manufacturer of pharmaceutical products
9 Capgemini SE	France	2.1%
IT consulting and services
10 Kingspan Group PLC	Ireland	2.1%
Global market player in high performance insulation and building envelope technology
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 55 for contact information.
14	|	DWS ESG International Core Equity Fund

Investment Portfolio	as of August 31, 2021
	Shares	Value ($)
Common Stocks 96.9%
Australia 5.2%
Aurizon Holdings Ltd.	18,298	50,599
Australia & New Zealand Banking Group Ltd.	2,367	48,224
Brambles Ltd.	6,033	53,447
Endeavour Group Ltd.*	11,063	59,080
Macquarie Group Ltd.	346	42,204
Sydney Airport (Units)*	6,635	38,685
Telstra Corp., Ltd.	9,380	26,350
Treasury Wine Estates Ltd.	12,490	115,401
Woolworths Group Ltd.	3,061	93,490
(Cost $505,116)		527,480
Austria 1.3%
Erste Group Bank AG (Cost $78,494)	3,368	134,653
Belgium 0.9%
KBC Group NV (Cost $74,862)	1,069	90,047
Denmark 2.9%
Novo Nordisk AS “B” (Cost $133,478)	2,900	289,024
Finland 1.5%
Neste Oyj (Cost $65,716)	2,462	149,827
France 12.7%
Aeroports de Paris*	231	27,123
BNP Paribas SA	3,089	195,971
Capgemini SE	940	211,048
Danone SA	1,283	93,727
Kering SA	190	151,207
LVMH Moet Hennessy Louis Vuitton SE	313	231,650
SEB SA	1,066	167,656
Valeo SA	1,078	30,650
Worldline SA 144A*	2,027	180,150
(Cost $831,074)		1,289,182
Germany 8.7%
Allianz SE (Registered)	566	132,979
BASF SE	2,516	194,645
Bayerische Motoren Werke AG	487	46,215
Deutsche Boerse AG	644	111,095
LANXESS AG	1,829	133,333
The accompanying notes are an integral part of the financial statements.
DWS ESG International Core Equity Fund	|	15

	Shares	Value ($)
Merck KGaA	675	160,358
Puma SE	793	96,255
(Cost $621,330)		874,880
Hong Kong 0.4%
PCCW, Ltd. (Cost $42,493)	78,000	40,718
Ireland 2.1%
Kingspan Group PLC (Cost $100,468)	1,830	209,120
Italy 1.5%
Moncler SpA (Cost $47,002)	2,367	151,480
Japan 22.0%
Aeon Mall Co., Ltd.	3,000	45,757
AGC, Inc.	3,200	154,743
Amada Co., Ltd.	3,900	39,562
Astellas Pharma, Inc.	3,200	54,014
Central Japan Railway Co.	900	131,914
Chugai Pharmaceutical Co., Ltd.	5,400	211,455
CyberAgent, Inc.	8,600	157,984
Daiwa House REIT Investment Corp. (REIT)	18	53,256
Dentsu Group, Inc.	1,800	66,755
East Japan Railway Co.	400	27,018
ITOCHU Corp.	1,400	42,134
Japan Metropolitan Fund Invest (REIT)	67	65,103
Japan Post Bank Co., Ltd. (a)	12,000	105,040
Japan Prime Realty Investment Corp. (REIT)	8	29,923
Japan Real Estate Investment Corp. (REIT)	8	49,520
KDDI Corp.	2,500	76,580
Lixil Corp.	1,500	43,699
Marubeni Corp.	5,300	42,182
Mitsubishi Corp.	4,600	138,441
Mitsubishi Electric Corp.	2,400	32,843
Mitsubishi UFJ Financial Group, Inc.	24,300	131,290
Nippon Telegraph & Telephone Corp.	1,200	32,025
SoftBank Group Corp.	1,100	61,802
Sumitomo Mitsui Financial Group, Inc.	3,600	124,379
Takeda Pharmaceutical Co., Ltd.	3,000	100,323
Terumo Corp.	3,200	133,713
Toshiba Corp.	1,800	78,126
(Cost $1,983,111)		2,229,581
Netherlands 8.9%
ASML Holding NV	486	404,273
Koninklijke DSM NV	972	206,871
The accompanying notes are an integral part of the financial statements.
16	|	DWS ESG International Core Equity Fund

	Shares	Value ($)
Koninklijke Philips NV	1,956	90,165
Royal Dutch Shell PLC “A”	9,028	177,692
Stellantis NV	1,230	24,591
(Cost $460,627)		903,592
Norway 1.6%
DNB Bank ASA (Cost $135,027)	7,880	166,405
Spain 3.5%
Grifols SA	4,117	100,577
Iberdrola SA	15,406	190,911
Siemens Gamesa Renewable Energy SA*	1,964	58,230
(Cost $289,607)		349,718
Sweden 3.2%
Assa Abloy AB “B”	2,996	95,753
Epiroc AB “A”	3,031	66,507
Hexagon AB “B”	5,948	103,046
Skanska AB “B”	1,498	43,138
Swedbank AB “A”	831	16,045
(Cost $192,426)		324,489
Switzerland 9.9%
ABB Ltd. (Registered)	1,035	38,337
Kuehne & Nagel International AG (Registered)	339	124,050
Lonza Group AG (Registered)	212	179,416
Nestle SA (Registered)	3,088	390,287
Sika AG (Registered)	601	216,642
Swiss Prime Site AG (Registered)	505	54,016
(Cost $518,428)		1,002,748
United Kingdom 10.6%
BT Group PLC*	20,896	48,782
Compass Group PLC*	8,947	184,573
Diageo PLC	5,069	243,501
M&G PLC	29,055	82,289
National Grid PLC	8,366	108,268
Prudential PLC	10,199	212,435
RELX PLC	5,286	158,576
SSE PLC	1,490	33,443
(Cost $917,361)		1,071,867
Total Common Stocks (Cost $6,996,620)		9,804,811
The accompanying notes are an integral part of the financial statements.
DWS ESG International Core Equity Fund	|	17

	Shares	Value ($)
Exchange-Traded Funds 1.4%
iShares MSCI Hong Kong ETF (a) (Cost $141,699)	5,428	139,879
Preferred Stocks 0.6%
Germany
Porsche Automobil Holding SE Preference (Cost $57,280)	663	67,136
Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (b) (c) (Cost $249,865)	249,865	249,865
Cash Equivalents 0.6%
DWS Central Cash Management Government Fund, 0.03% (b) (Cost $58,142)	58,142	58,142
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $7,503,606)	102.0	10,319,833
Other Assets and Liabilities, Net	(2.0)	(201,476)
Net Assets	100.0	10,118,357
A summary of the Fund’s transactions with affiliated investments during the year ended August 31, 2021 are as follows:
Value ($) at 8/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2021	Value ($) at 8/31/2021
Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (b) (c)
—	249,865 (d)	—	—	—	1,137	—	249,865	249,865
Cash Equivalents 0.6%
DWS Central Cash Management Government Fund, 0.03% (b)
99,429	3,819,705	3,860,992	—	—	31	—	58,142	58,142
99,429	4,069,570	3,860,992	—	—	1,168	—	308,007	308,007
*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.
18	|	DWS ESG International Core Equity Fund

(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at August 31, 2021 amounted to $240,571, which is 2.4% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended August 31, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
MSCI: Morgan Stanley Capital International
REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.
DWS ESG International Core Equity Fund	|	19

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$ 527,480	$—	$—	$ 527,480
Austria	134,653	—	—	134,653
Belgium	90,047	—	—	90,047
Denmark	289,024	—	—	289,024
Finland	149,827	—	—	149,827
France	1,289,182	—	—	1,289,182
Germany	874,880	—	—	874,880
Hong Kong	40,718	—	—	40,718
Ireland	209,120	—	—	209,120
Italy	151,480	—	—	151,480
Japan	2,229,581	—	—	2,229,581
Netherlands	903,592	—	—	903,592
Norway	166,405	—	—	166,405
Spain	349,718	—	—	349,718
Sweden	324,489	—	—	324,489
Switzerland	1,002,748	—	—	1,002,748
United Kingdom	1,071,867	—	—	1,071,867
Exchange-Traded Funds	139,879	—	—	139,879
Preferred Stocks	67,136	—	—	67,136
Short-Term Investments (a)	308,007	—	—	308,007
Total	$10,319,833	$ —	$ —	$10,319,833
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
20	|	DWS ESG International Core Equity Fund

Statement of Assets and Liabilities
as of August 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $7,195,599) — including $240,571 of securities loaned	$ 10,011,826
Investment in DWS Government & Agency Securities Portfolio (cost $249,865)*	249,865
Investment in DWS Central Cash Management Government Fund (cost $58,142)	58,142
Foreign currency, at value (cost $17,599)	17,649
Dividends receivable	18,980
Interest receivable	93
Foreign taxes recoverable	89,958
Due from Advisor	2,771
Other assets	10,072
Total assets	10,459,356
Liabilities
Payable upon return of securities loaned	249,865
Payable for Fund shares redeemed	227
Accrued Directors' fees	463
Other accrued expenses and payables	90,444
Total liabilities	340,999
Net assets, at value	$ 10,118,357
Net Assets Consist of
Distributable earnings (loss)	(7,980,279)
Paid-in capital	18,098,636
Net assets, at value	$ 10,118,357
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
DWS ESG International Core Equity Fund	|	21

Statement of Assets and Liabilities as of August 31, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($3,989,516 ÷ 274,585 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 14.53
Maximum offering price per share (100 ÷ 94.25 of $14.53)	$ 15.42
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share
($1,086,505 ÷ 76,383 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 14.22
Class S
Net Asset Value, offering and redemption price per share ($2,274,412 ÷ 155,940 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 14.59
Institutional Class
Net Asset Value, offering and redemption price per share ($2,767,924 ÷ 189,143 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 14.63
The accompanying notes are an integral part of the financial statements.
22	|	DWS ESG International Core Equity Fund

Statement of Operations
for the year ended August 31, 2021

Investment Income
Income:
Dividends (net of foreign taxes withheld of $26,216)	$ 202,261
Income distributions — DWS Central Cash Management Government Fund	31
Non cash dividends	14,697 *
Securities lending income, net of borrower rebates	1,137
Total income	218,126
Expenses:
Management fee	65,253
Administration fee	9,738
Services to shareholders	14,347
Distribution and service fees	19,893
Custodian fee	6,985
Professional fees	89,448
Reports to shareholders	23,571
Registration fees	57,693
Directors' fees and expenses	1,698
Other	12,464
Total expenses before expense reductions	301,090
Expense reductions	(179,471)
Total expenses after expense reductions	121,619
Net investment income	96,507
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	835,596
Foreign currency	2,595
838,191
Change in net unrealized appreciation (depreciation) on:
Investments	1,558,183
Foreign currency	(10,754)
1,547,429
Net gain (loss)	2,385,620
Net increase (decrease) in net assets resulting from operations	$ 2,482,127
*	Represents non-recurring non-cash distributions in connection with capital changes for certain investments held by the Fund recorded on ex-date and based on fair value.
The accompanying notes are an integral part of the financial statements.
DWS ESG International Core Equity Fund	|	23

Statements of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 96,507	$ 76,173
Net realized gain (loss)	838,191	3,198,689
Change in net unrealized appreciation (depreciation)	1,547,429	(2,311,761)
Net increase (decrease) in net assets resulting from operations	2,482,127	963,101
Distributions to shareholders:
Class A	(40,223)	(101,070)
Class C	(5,506)	(35,614)
Class S	(46,090)	(146,501)
Institutional Class	(38,054)	(408,874)
Total distributions	(129,873)	(692,059)
Fund share transactions:
Proceeds from shares sold	1,731,974	3,964,922
Reinvestment of distributions	128,534	686,604
Payments for shares redeemed	(3,902,384)	(27,409,984)
Net increase (decrease) in net assets from Fund share transactions	(2,041,876)	(22,758,458)
Increase (decrease) in net assets	310,378	(22,487,416)
Net assets at beginning of period	9,807,979	32,295,395
Net assets at end of period	$10,118,357	$ 9,807,979

The accompanying notes are an integral part of the financial statements.
24	|	DWS ESG International Core Equity Fund

Financial Highlights
DWS ESG International Core Equity Fund — Class A
	Years Ended August 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.50	$11.13	$12.19	$11.74	$9.53
Income (loss) from investment operations:
Net investment income[a]	.13	.07	.16	.18	.07
Net realized and unrealized gain (loss)	3.05	.63	(1.02)	.27	2.14
Total from investment operations	3.18	.70	(.86)	.45	2.21
Less distributions from:
Net investment income	(.15)	(.33)	(.20)	—	—
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$14.53	$11.50	$11.13	$12.19	$11.74
Total Return (%)[b,c]	27.86	6.24	(6.75)	3.83	23.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	4	9	8
Ratio of expenses before expense reductions (%)	3.04	2.47	1.82	1.52	1.92
Ratio of expenses after expense reductions (%)	1.25	1.13	1.13	1.12	1.48
Ratio of net investment income (%)	1.00	.65	1.44	1.47	.73
Portfolio turnover rate (%)	38	68	100	93	51
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS ESG International Core Equity Fund	|	25

DWS ESG International Core Equity Fund — Class C
	Years Ended August 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.26	$10.89	$11.93	$11.57	$9.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.01)	.06	.07	.03
Net realized and unrealized gain (loss)	2.99	.62	(.97)	.29	2.07
Total from investment operations	3.01	.61	(.91)	.36	2.10
Less distributions from:
Net investment income	(.05)	(.24)	(.13)	—	—
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$14.22	$11.26	$10.89	$11.93	$11.57
Total Return (%)[b,c]	26.93	5.51	(7.48)	3.11	22.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	4	4
Ratio of expenses before expense reductions (%)	3.78	3.19	2.57	2.30	2.72
Ratio of expenses after expense reductions (%)	1.98	1.88	1.88	1.87	2.20
Ratio of net investment income (loss) (%)	.18	(.12)	.53	.58	.31
Portfolio turnover rate (%)	38	68	100	93	51
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
26	|	DWS ESG International Core Equity Fund

DWS ESG International Core Equity Fund — Class S
	Years Ended August 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.55	$11.18	$12.24	$11.76	$9.53
Income (loss) from investment operations:
Net investment income[a]	.13	.06	.10	.25	.14
Net realized and unrealized gain (loss)	3.09	.67	(.94)	.23	2.09
Total from investment operations	3.22	.73	(.84)	.48	2.23
Less distributions from:
Net investment income	(.18)	(.36)	(.22)	—	—
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$14.59	$11.55	$11.18	$12.24	$11.76
Total Return (%)[b]	28.10	6.54	(6.60)	4.08	23.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	8	32	19
Ratio of expenses before expense reductions (%)	2.84	2.23	1.63	1.35	1.68
Ratio of expenses after expense reductions (%)	1.04	.92	.93	.92	1.28
Ratio of net investment income (%)	.99	.53	.89	2.00	1.35
Portfolio turnover rate (%)	38	68	100	93	51
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS ESG International Core Equity Fund	|	27

DWS ESG International Core Equity Fund — Institutional Class
	Years Ended August 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$11.59	$11.21	$12.28	$11.79	$9.55
Income (loss) from investment operations:
Net investment income[a]	.16	.05	.25	.18	.13
Net realized and unrealized gain (loss)	3.07	.70	(1.09)	.31	2.11
Total from investment operations	3.23	.75	(.84)	.49	2.24
Less distributions from:
Net investment income	(.19)	(.37)	(.23)	—	—
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$14.63	$11.59	$11.21	$12.28	$11.79
Total Return (%)[b]	28.16	6.58	(6.52)	4.16	23.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	19	10	12
Ratio of expenses before expense reductions (%)	2.76	2.16	1.49	1.23	1.62
Ratio of expenses after expense reductions (%)	.99	.87	.88	.87	1.21
Ratio of net investment income (%)	1.22	.40	2.28	1.49	1.29
Portfolio turnover rate (%)	38	68	100	93	51
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
28	|	DWS ESG International Core Equity Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS ESG International Core Equity Fund (the “Fund” ) is a diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of their financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
DWS ESG International Core Equity Fund	|	29

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
30	|	DWS ESG International Core Equity Fund

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended August 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.02% annualized effective rate as of August 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of August 31, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
DWS ESG International Core Equity Fund	|	31

Remaining Contractual Maturity of the Agreements as of August 31, 2021

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$ 109,415	$ —	$ —	$ —	$ 109,415
Exchange-Traded Funds	140,450	—	—	—	140,450
Total Borrowings	$ 249,865	$ —	$ —	$ —	$ 249,865
Gross amount of recognized liabilities for securities lending transactions:					$ 249,865
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At August 31, 2021, the Fund had net tax basis capital loss carryforwards of approximately $10,752,000 of short-term losses, which may be applied against realized net taxable capital gains indefinitely.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund has reviewed the tax positions for the open tax years as of August 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial
32	|	DWS ESG International Core Equity Fund

statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At August 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 92,798
Capital loss carryforwards	$ (10,752,000)
Net unrealized appreciation (depreciation) on investments	$ 2,674,144
At August 31, 2021, the aggregate cost of investments for federal income tax purposes was $7,645,689. The net unrealized appreciation for all investments based on tax cost was $2,674,144. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $2,897,588 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $223,444.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2021	2020
Distributions from ordinary income*	$ 129,873	$ 692,059
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that Fund. Other Corporation expenses
DWS ESG International Core Equity Fund	|	33

which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes.Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the year ended August 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $3,682,346 and $5,583,380, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays the Advisor a management fee based on the Fund’s average daily net assets of the Fund, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.65%.
For the period from September 1, 2020 through November 30, 2020, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses
34	|	DWS ESG International Core Equity Fund

such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.12%
Class C	1.87%
Class S	.92%
Institutional Class	.87%
For the period from December 1, 2020 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.28%
Class C	2.02%
Class S	1.08%
Institutional Class	1.03%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.25%
Class C	2.00%
Class S	1.05%
Institutional Class	1.00%
For the year ended August 31, 2021, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 62,945
Class C	21,517
Class S	47,960
Institutional Class	47,049
$ 179,471
DWS ESG International Core Equity Fund	|	35

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2021, the Administration Fee was $9,738, of which $831 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2021
Class A	$ 970	$ 159
Class C	147	26
Class S	1,464	256
Institutional Class	214	39
	$ 2,795	$ 480
In addition, for the year ended August 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 4,104
Class C	1,215
Class S	3,054
Institutional Class	2,213
$ 10,586
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements
36	|	DWS ESG International Core Equity Fund

with various firms at various rates for sales of Class C shares. For the year ended August 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2021
Class C	$ 8,960	$ 701
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2021	Annual Rate
Class A	$ 7,944	$ 1,492.23%
Class C	2,989	468.25%
	$ 10,933	$ 1,960
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2021 aggregated $9.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2021, there was no CDSC for Class C Shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended August 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $2,157, of which $1,331 is unpaid.
Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality,
DWS ESG International Core Equity Fund	|	37

maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2021.
E.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	30,744	$ 415,329	49,046	$ 468,357
Class C	2,329	31,541	1,350	13,613
Class S	68,981	885,117	78,444	808,436
Institutional Class	30,003	399,987	237,523	2,674,516
		$ 1,731,974		$ 3,964,922
38	|	DWS ESG International Core Equity Fund

	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	3,066	$ 38,909	8,213	$ 97,324
Class C	441	5,506	3,012	35,120
Class S	3,624	46,090	12,234	145,336
Institutional Class	2,980	38,029	34,297	408,824
		$ 128,534		$ 686,604
Shares redeemed
Class A	(30,887)	$ (396,377)	(100,079)	$ (999,201)
Class C	(38,722)	(500,094)	(47,980)	(483,798)
Class S	(146,646)	(1,956,285)	(567,210)	(6,103,673)
Institutional Class	(82,236)	(1,049,628)	(1,746,276)	(19,823,312)
		$ (3,902,384)		$ (27,409,984)
Net increase (decrease)
Class A	2,923	$ 57,861	(42,820)	$ (433,520)
Class C	(35,952)	(463,047)	(43,618)	(435,065)
Class S	(74,041)	(1,025,078)	(476,532)	(5,149,901)
Institutional Class	(49,253)	(611,612)	(1,474,456)	(16,739,972)
		$ (2,041,876)		$ (22,758,458)
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in
DWS ESG International Core Equity Fund	|	39

coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
40	|	DWS ESG International Core Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS ESG International Core Equity Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS ESG International Core Equity Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) (the “Corporation” ), including the investment portfolio, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended August 31, 2017 and August 31, 2018 were audited by another independent registered public accounting firm whose report, dated October 25, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is
DWS ESG International Core Equity Fund	|	41

not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
October 25, 2021
42	|	DWS ESG International Core Equity Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2021 to August 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
DWS ESG International Core Equity Fund	|	43

Expenses and Value of a $1,000 Investment
for the six months ended August 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/21	$1,126.40	$1,122.20	$1,127.50	$1,127.90
Expenses Paid per $1,000*	$ 6.86	$ 10.81	$ 5.79	$ 5.52
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/21	$1,018.75	$1,015.02	$1,019.76	$1,020.01
Expenses Paid per $1,000*	$ 6.51	$ 10.26	$ 5.50	$ 5.24
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS ESG International Core Equity Fund	1.28%	2.02%	1.08%	1.03%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information	(Unaudited)
For federal income tax purposes, the Fund designates approximately $300,000, or the maximum amount allowable under tax law, as qualified dividend income.
The Fund paid foreign taxes of $23,352 and earned $120,278 of foreign source income during the year ended August 31, 2021. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.17 per share as income earned from foreign sources for the year ended August 31, 2021.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
44	|	DWS ESG International Core Equity Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS ESG International Core Equity Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018,
DWS ESG International Core Equity Fund	|	45

approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2019 and has underperformed its benchmark in the three- and five-year periods ended December 31, 2019.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment
46	|	DWS ESG International Core Equity Fund

management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available
DWS ESG International Core Equity Fund	|	47

information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft- dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order” ). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the
48	|	DWS ESG International Core Equity Fund

Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
DWS ESG International Core Equity Fund	|	49

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	72	—
50	|	DWS ESG International Core Equity Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	72	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	72	—
DWS ESG International Core Equity Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	72	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	72	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	72	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	72	—
52	|	DWS ESG International Core Equity Fund

Officers3

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[5] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[6] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[7] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[6] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[6] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[6] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[6] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
DWS ESG International Core Equity Fund	|	53

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[6] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[5] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021.); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[4]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[5]	Address: 875 Third Avenue, New York, NY 10022.
[6]	Address: 100 Summer Street, Boston, MA 02110.
[7]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
54	|	DWS ESG International Core Equity Fund

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
DWS ESG International Core Equity Fund	|	55

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DURAX	DURCX	DURSX	DURIX
CUSIP Number	25156A 684	25156A 676	25156A 650	25156A 668
Fund Number	1009	1309	2009	1409
56	|	DWS ESG International Core Equity Fund

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DEICEF-2
(R-039438-7 10/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ESG International COre Equity Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$66,433	$0	$7,880	$0
2020	$66,433	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$487,049	$0
2020	$0	$625,431	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$7,880	$487,049	$0	$494,929
2020	$7,880	$625,431	$0	$633,311

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS ESG International Core Equity Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/29/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/29/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/29/2021